UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 — 30733	41-1978822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10700 Bren Road West Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
On May 4, 2010, American Medical Systems Holdings, Inc. issued a press release announcing financial results for its first quarter of fiscal year 2010. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated May 4, 2010.
The information contained in Item 2.02 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 5 — Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 29, 2010, American Medical Systems Holdings, Inc. held our Annual Stockholders Meeting. At the meeting, Albert Jay Graf and Robert McLellan, M.D. were reelected for a three-year term expiring in 2013. Richard B. Emmitt, Christopher H. Porter, Ph. D. and D. Verne Sharma continue to serve as directors for terms expiring in 2011, and Anthony P. Bihl, III, Jane E. Kiernan and Thomas E. Timbie continue to serve as directors for terms expiring in 2012. Also at the meeting, stockholders ratified the appointment of Ernst & Young LLP as independent auditor for fiscal year 2010.
Set forth below, with respect to each proposal, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

				Broker
	For	Against	Abstain	Non-Votes
1. Election of Directors
Term expiring in 2013:
Albert Jay Graf	66,578,913	1,752,853	—	3,450,274
Robert McLellan, M.D.	64,730,472	3,601,294	—	3,450,274

				Broker
	For	Against	Abstain	Non-Votes
2. Ratification of Ernst & Young LLP as independent auditor for fiscal year 2010	71,285,730	409,696	86,615	—
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 4, 2010 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

Dated: May 4, 2010	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 4, 2010 (included herewith).

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